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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 1998
                                                          --------------


                               W. R. GRACE & CO.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                   1-13953                  65-0773649
(State or other           (Commission File            (IRS Employer
jurisdiction of            Number)                 Identification No.)
incorporation)



        One Town Center Road, Boca Raton, Florida      33486-1010
       -----------------------------------------------------------
        (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code: 561/362-2000
                                                           -------------

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Item 5.  Other Events.
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                  On May 14, 1998, W. R. Grace & Co. ("Company") announced that it is considering purchasing supplemental insurance that would limit its liability for asbestos-related litigation. If available, the insurance could cost less than $100 million, depending on the specific terms of the coverage.

                  The announcement also stated that Albert J. Costello, the

Company's Chairman, President and Chief Executive Officer, plans to retire around year-end 1998. The Company said that its Board of Directors is conducting a search of internal and external candidates to succeed Mr. Costello and hopes to announce a successor by the end of the 1998 third quarter.

                  The Company's May 14, 1998 press release is filed as an

exhibit hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  The Company's May 14, 1998 press release is filed as an

exhibit hereto.

                                      -2-


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                 W. R. GRACE & CO.
                                             -------------------------
                                                   (Registrant)



                                              By  s/Robert B. Lamm
                                                 ------------------------------
                                                    Robert B. Lamm
                                                   Vice President and Secretary

Dated: May 21, 1998


                                      -3-

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                               W. R. GRACE & CO.

                           Current Report on Form 8-K


                                 Exhibit Index
                                 -------------





Exhibit No.                  Description
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99.1                         Press Release dated May 14, 1998